UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2013 (May 15, 2013)

Dean Foods Company

(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Ave., Suite 3400

Dallas, TX 75204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 303-3400

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 of this Current Report on Form 8-K, at the annual meeting of stockholders of Dean Foods Company (the “Company”) held on May 15, 2013 (the “2013 Annual Meeting”), the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s 2007 Stock Incentive Plan (the “2007 Plan”), which had been previously approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval.

Pursuant to the Amendment, the design of the 2007 Plan changed from one under which limits were placed on the number of shares that could be granted with respect to awards other than stock options and stock appreciation rights (“Full Value Awards”) to one under which all authorized shares may be granted from a “fungible” share pool. Pursuant to the Amendment, each share subject to any Full Value Award that is granted from the pool of available shares will count against the amended 2007 Plan’s share authorization as though 1.67 shares of the Company’s stock had been awarded. Any shares subject to any Full Value Awards granted prior to the effectiveness of the Amendment from shares already reserved for such Awards (taking in account any forfeitures or cancellations of any such Full Value Awards that are returned to the 2007 Plan) will be counted against the authorized share limit based on the number of shares actually awarded. In connection with the approval of the Amendment, the 2007 Plan was also amended to provide that shares surrendered or cancelled in satisfaction of participants’ tax withholding obligations will no longer become available for future grants under the 2007 Plan and to eliminate the authority of the Board to determine that events in addition to those specifically enumerated in the definition of a Change in Control can be treated as constituting a Change in Control under the 2007 Plan. The description of the 2007 Plan, as amended, is qualified in its entirety by reference to the full text of the 2007 Plan, as amended, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Restated Certificate of Incorporation, as amended

As described in Item 5.07 of this Current Report on Form 8-K, at the 2013 Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued common stock by a ratio of not less than 1-for-2 and not more than 1-for-8, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of the Board and conditioned upon completion of the tax-free distribution or other tax-free disposition by the Company of at least 80% of the voting interests of The WhiteWave Foods Company (“WhiteWave”). Pursuant to the amendment, the Board is permitted, but not required, to effect such reverse stock split prior to May 15, 2014.

In the event that the Board determines to effect the reverse stock split, the Company will file a Certificate of Amendment to its Restated Certificate of Incorporation, as amended, to reflect the amendment with the Secretary of State of the State of Delaware (the “Certificate of Amendment”) after the determination by the Board of the ratio for the reverse stock split. The description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2013 Annual Meeting held on May 15, 2013, the Company’s stockholders voted on the proposals set forth below with the results as indicated.

1. The following nominees were elected to the Board as directors for one-year terms (all votes cast for or against Gregg L. Engles were not counted as the Board withdrew the nomination of Mr. Engles for re-election to the Board after his resignation from the Board on May 1, 2013 in connection with the Company’s distribution to its stockholders of a portion of its equity interest in WhiteWave as discussed in Item 8.01):

	For	Against	Abstain	Broker Non-Votes
Gregg L. Engles	N/A	N/A	N/A	N/A
Tom C. Davis	139,708,465	11,141,384	156,085	10,491,728
Jim L. Turner	146,760,263	4,091,755	153,916	10,491,728
Robert T. Wiseman	149,912,108	949,506	144,320	10,491,728

2. An amendment to the Company’s Certificate of Incorporation, as amended, to permit the Board to effect a reverse stock split of the Company’s issued common stock was approved.

For:	142,702,977
Against:	8,157,987
Abstain:	144,970
Broker Non-Votes:	10,491,728

3. An amendment to the Company’s 2007 Stock Incentive Plan was approved.

For:	142,947,827
Against:	7,923,945
Abstain:	133,864
Broker Non-Votes:	10,492,026

4. An advisory proposal on the Company’s executive compensation was approved.

For:	132,096,527
Against:	17,911,079
Abstain:	998,030
Broker Non-Votes:	10,492,026

5. The selection of Deloitte & Touche LLP as the Company’s independent auditor for 2013 was ratified.

For:	160,410,263
Against:	937,297
Abstain:	150,102

6. A stockholder proposal asking the Board to adopt a policy limiting the acceleration of equity awards pursuant to a change in control of the Company was not approved.

For:	55,780,477
Against:	90,510,475
Abstain:	4,714,982
Broker Non-Votes:	10,491,728

7. A stockholder proposal urging the Compensation Committee of the Board to adopt a policy requiring the retention of certain equity awards was not approved.

For:	25,192,516
Against:	121,002,393
Abstain:	4,810,727
Broker Non-Votes:	10,492,026

8. A stockholder proposal asking the Board to adopt a policy urging our suppliers to discontinue the dehorning of cattle was not approved.

For:	2,378,377
Against:	115,944,042
Abstain:	32,683,217
Broker Non-Votes:	10,492,026

9. A stockholder proposal asking the Board to adopt a policy requiring an independent Chairman of the Board was not approved.

For:	13,009,914
Against:	133,400,157
Abstain:	4,595,565
Broker Non-Votes:	10,492,026

Item 8.01. Other Events.

On May 20, 2013, the Company issued a press release announcing that it had determined the final distribution ratios relating to its previously announced distribution of an aggregate of 47,686,000 shares of WhiteWave Class A common stock and 67,914,000 shares of WhiteWave Class B common stock on May 23, 2013, the distribution date, as a pro rata dividend on shares of the Company’s common stock outstanding at the close of business on the record date of May 17, 2013. Based on the shares of the Company’s common stock outstanding as of May 17, 2013, the record date for the distribution, each share of the Company’s common stock will receive 0.25544448 shares of WhiteWave Class A common stock and 0.36380189 shares of WhiteWave Class B common stock in the distribution. A copy of the press release announcing the final distribution ratios is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On May 21, 2013, the Company will mail to its stockholders an Information Statement describing its pending distribution to the Company’s stockholders of shares of Class A common stock and Class B common stock of The WhiteWave Foods Company. The Information Statement contains a description of The WhiteWave Foods Company, as well as a description of the distribution and certain U.S. federal income tax consequences of the distribution. The Information Statement is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Form of Certificate of Amendment of Restated Certificate of Incorporation, as amended, of Dean Foods Company

10.1	Dean Foods Company 2007 Stock Incentive Plan, as amended

99.1	Press release dated May 20, 2013

99.2	Information Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2013	DEAN FOODS COMPANY

	By:	/s/ Rachel A. Gonzalez
Rachel A. Gonzalez
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Form of Certificate of Amendment of Restated Certificate of Incorporation, as amended, of Dean Foods Company

10.1	Dean Foods Company 2007 Stock Incentive Plan, as amended

99.1	Press release dated May 20, 2013

99.2	Information Statement